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                                                                      EXHIBIT 10


                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-42892 and No. 333-37196) of OpenTV Corp. of our report dated January 22, 2001 relating to the financial statements, which appears in this Form 20-F.



/s/ PRICEWATERHOUSECOOPERS LLP


San Jose, California
April 16, 2001